UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2014

STAAR Surgical Company

(Exact name of registrant as specified in its charter)

Delaware	0-11634	95-3797439
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

1911 Walker Avenue, Monrovia, California 91016

(Address of principal executive offices) (zip code)

(626) 303-7902

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

On February 11, 2014 the Company issued 485,456 shares of its Common Stock (the “Shares”). The Shares were issued pursuant to a Warrant Agreement dated December 14, 2007 (as described in the Company’s Current Report on Form 8-K dated December 19, 2007, which is incorporated herein by reference) entered into by the Company and Broadwood Partners, L.P. (the “Warrant Agreement”), relying on an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. The Shares were issued in accordance with a cashless exercise provision under the Warrant Agreement (with 215,544 shares of Common Stock being withheld to fund the cashless exercise). The resale of the Shares is covered by a registration statement filed by the Company that became effective on April 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAAR Surgical Company

Dated: February 11, 2014	By:	/s/ Barry G. Caldwell
Name: Barry G. Caldwell
Title: President and Chief Executive Officer